                                                             EXHIBIT NO. 99.7(f)
                                                            AS OF: 26 April 2005

                         EXHIBIT A TO CUSTODIAN CONTRACT

          NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO       CHASE PORTFOLIO
---------------------------------------------------------------------------------------------
I.   MFS FAMILY OF FUNDS
     MFS SERIES TRUST I:
     CASH RESERVE FUND (MCF)                              /X/
     CORE EQUITY FUND (RGI)                               /X/
     CORE GROWTH FUND (CGF)                               /X/
     MANAGED SECTORS FUND (MMS)                                                     /X/
     NEW DISCOVERY FUND (NDF)                             /X/
     RESEARCH INTERNATIONAL FUND (RIF)                    /X/
     STRATEGIC GROWTH FUND (AGF)                          /X/
     TECHNOLOGY FUND (SCT)                                /X/
     VALUE FUND (EIF)                                     /X/

     MFS SERIES TRUST II:
     EMERGING GROWTH FUND (MEG)                                                     /X/
     LARGE CAP GROWTH FUND (MCG)                                                    /X/

     MFS SERIES TRUST III:
     HIGH INCOME FUND (MFH)                                                         /X/
     HIGH YIELD OPPORTUNITIES FUND (HYO)                  /X/
     MUNICIPAL HIGH INCOME FUND (MMH)                     N/A                       N/A

     MFS SERIES TRUST IV:
     GOV'T. MONEY MKT. FUND (MMG)                         /X/
     MID CAP GROWTH FUND (OTC)                                                      /X/
     MONEY MARKET FUND (MMM)                              /X/
     MUNICIPAL BOND FUND (MMB)                            N/A                       N/A

     MFS SERIES TRUST V:
     INTERNATIONAL NEW DISCOVERY FUND (MIO)               /X/
     RESEARCH FUND (MFR)                                                            /X/
     TOTAL RETURN FUND (MTR)                                                        /X/

     MFS SERIES TRUST VI:
     GLOBAL EQUITY FUND (MWE)                                                       /X/
     GLOBAL TOTAL RETURN FUND (MWT)                                                 /X/
     UTILITIES FUND (MMU)                                                           /X/

     MFS SERIES TRUST VII:
     CAPITAL OPPORTUNITIES FUND (MVF)                                               /X/
     MFS SERIES TRUST VIII:
     STRATEGIC INCOME FUND (MSI)                                                    /X/
     GLOBAL GROWTH FUND (WGF)                             /X/
     MFS TAX MANAGED EQUITY FUND (TME)                    /X/

          NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO       CHASE PORTFOLIO
---------------------------------------------------------------------------------------------
     MFS SERIES TRUST IX:
     BOND FUND (MFB)                                                                /X/
     EMERGING OPPORTUNITIES FUND (MCV)                    /X/
     INFLATIONADJUSTED BOND FUND (IAB)                    /X/
     INTERMEDIATE INV. GRADE BOND FUND (IBF)              /X/
     LIMITED MATURITY FUND (MLM)                                                    /X/
     MUNICIPAL LTD. MATURITY FUND (MML)                   N/A                       N/A
     RESEARCH BOND FUND (RBF)                             /X/
     RESEARCH BOND FUND J  (RBJ)                          /X/

     MFS SERIES TRUST X:
     AGGRESSIVE GROWTH ALLOCATION FUND (AGG)              /X/
     CONSERVATIVE ALLOCATION FUND (CON)                   /X/
     EMERGING MARKETS. DEBT FUND (EMD)                    /X/
     EMERGING MARKETS EQUITY FUND (FEM)                   /X/
     FLOATING RATE HIGH INCOME FUND (FRH)                 /X/
     GEMINI U.K. FUND (GKF)                               /X/
     GLOBAL VALUE FUND (GOF)                                                        /X/
     GOVERNMENT MORTGAGE FUND (MGM)                       N/A                       N/A
     GROWTH ALLOCATION FUND (GRO)                         /X/
     INTERNATIONAL DIVERSIFICATION FUND (MDI)             /X/
     INTERNATIONAL. GROWTH FUND (FGF)                     /X/
     INTERNATIONAL VALUE FUND (FGI)                       /X/
     MODERATE ALLOCATION FUND (MOD)                       /X/
     NEW ENDEAVOR FUND (NEF)                              /X/
     STRATEGIC VALUE FUND (SVF)                           /X/

     MFS SERIES TRUST XI:
     MID CAP VALUE FUND (MDF)                             /X/
     UNION STANDARD EQUITY FUND (UNE)                     /X/

     MFS MUNICIPAL SERIES TRUST:
     AL MUNICIPAL BOND FUND (MAL)                         N/A                       N/A
     AR MUNICIPAL BOND FUND (MAR)                         N/A                       N/A
     CA MUNICIPAL BOND FUND (MCA)                         N/A                       N/A
     FL MUNICIPAL BOND FUND (MFL)                         N/A                       N/A
     GA MUNICIPAL BOND FUND (MGA)                         N/A                       N/A
     MD MUNICIPAL BOND FUND (MMD)                         N/A                       N/A
     MA MUNICIPAL BOND FUND (MMA)                         N/A                       N/A
     MS MUNICIPAL BOND FUND (MMP)                         N/A                       N/A
     NY MUNICIPAL BOND FUND (MNY)                         N/A                       N/A
     NC MUNICIPAL BOND FUND (MNC)                         N/A                       N/A
     PA MUNICIPAL BOND FUND (MPA)                         N/A                       N/A
     SC MUNICIPAL BOND FUND (MSC)                         N/A                       N/A
     TN MUNICIPAL BOND FUND (MTN)                         N/A                       N/A
     VA MUNICIPAL BOND FUND (MVA)                         N/A                       N/A
     WV MUNICIPAL BOND FUND (MWV)                         N/A                       N/A
     MUNICIPAL INCOME FUND (MMI)                          N/A                       N/A

     STANDALONE FUNDS:
     GOVERNMENT LIMITED MATURITY FUND (MGL)               N/A                       N/A
     GOVERNMENT SECURITIES FUND (MGS)                     N/A                       N/A
     GROWTH OPPORTUNITIES FUND (MGO)                                                /X/

          NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO       CHASE PORTFOLIO
---------------------------------------------------------------------------------------------
     MA INVESTORS GROWTH STOCK FUND (MIG)                                           /X/
     MA INVESTORS TRUST (MIT)                             /X/

II.  MFS CLOSEDEND FUNDS
     CHARTER INCOME TRUST (MCR)                           /X/
     GOVERNMENT. MARKETS. INCOME TRUST (MGF)                                        /X/
     INTERMEDIATE INCOME TRUST (MIN)                      /X/
     MULTIMARKET INCOME TRUST (MMT)                                                 /X/
     MUNICIPAL INCOME TRUST (MFM)                         N/A                       N/A
     SPECIAL VALUE TRUST (MFV)                                                      /X/

III. MFS INSTITUTIONAL FUNDS
     MFS INSTITUTIONAL TRUST (MFSIT):
     INST. INTERNATIONAL EQUITY FUND (IIE)                /X/
     INST. LARGE CAP GROWTH. FUND (ILC)                   /X/
     INST. LARGE CAP VALUE FUND (ILV)                     /X/
     INST. INT'L RESEARCH EQUITY FUND (IRE)               /X/

     MFS VARIABLE INSURANCE TRUST (MVI):
     CAPITAL OPPORTUNITIES SERIES (VVS)                                             /X/
     EMERGING GROWTH SERIES (VEG)                                                   /X/
     GLOBAL EQUITY SERIES (VGE)                           /X/
     HIGH INCOME SERIES (VHI)                                                       /X/
     INVESTORS GROWTH STOCK SERIES (VGS)                  /X/
     INVESTORS TRUST SERIES (VGI)                                                   /X/
     MID CAP GROWTH SERIES (VMG)                          /X/
     MONEY MARKET SERIES (VMM)                            /X/
     NEW DISCOVERY SERIES (VND)                           /X/
     RESEARCH BOND SERIES (VFB) (FKA BOND                                           /X/
     SERIES)                                                                        /X/
     RESEARCH SERIES (VFR)                                                          /X/
     RESEARCH INTERNATIONAL SERIES (VRI)                  /X/
     GLOBAL GOVERNMENTS SERIES (VWG) (NKA
     MFS STRATEGIC INCOME SERIES                                                    /X/
     TOTAL RETURN SERIES (VTR)                                                      /X/
     UTILITIES SERIES (VUF)                                                         /X/
     Value SERIES (VLU)                                                             /X/

IV.  MFS/SUN LIFE SERIES TRUST
     BOND SERIES (BDS)                                    /X/
     CAPITAL APPRECIATION SERIES (CAS)                                              /X/
     CAPITAL OPPORTUNITY SERIES (VAL)                     /X/
     EMERGING GROWTH SERIES (EGS)                                                   /X/
     EMERGING MARKETS EQUITY SERIES (FCE)                 /X/
     GLOBAL ASSET ALLOCATION SERIES (AAS)                                           /X/
     GLOBAL GOVERNMENTS SERIES (WGS)                                                /X/
     GLOBAL GROWTH SERIES (WGO)                           /X/
     GLOBAL TELECOMMUNICATIONS SERIES (GLS)                                         /X/
     GLOBAL TOTAL RETURN SERIES (WTS)                                               /X/
     GOVERNMENT. SECURITIES SERIES (GSS)                  N/A                       N/A
     HIGH YIELD SERIES (HYS)                                                        /X/
     INTERNATIONAL. GROWTH SERIES (FCI)                   /X/
     INTERNATIONAL VALUE SERIES (FCG)                     /X/

          NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO       CHASE PORTFOLIO
---------------------------------------------------------------------------------------------
     MANAGED SECTORS SERIES (MSS)                                                   /X/
     MASS. INV. GROWTH STOCK SERIES (MIS)                 /X/
     MASS. INVESTORS TRUST SERIES (CGS)                                             /X/
     MID CAP GROWTH SERIES (MCS)                                                    /X/
     MID CAP VALUE SERIES (MVS)                           /X/
     MONEY MARKET SERIES (MKS)                            /X/
     NEW DISCOVERY SERIES (NWD)                           /X/
     RES. GR. AND INC. SERIES (RGS)                       /X/
     RESEARCH INTERNATIONAL SERIES (RSS)                  /X/
     RESEARCH SERIES (RES)                                                          /X/
     STRATEGIC GROWTH SERIES (SGS)                        /X/
     STRATEGIC INCOME SERIES (SIS)                        /X/
     Strategic Value Series (SVS)                         /X/
     TECHNOLOGY SERIES (TKS)                              /X/
     TOTAL RETURN SERIES (TRS)                                                      /X/
     UTILITIES SERIES (UTS)                                                         /X/
     VALUE SERIES (EIS)                                   /X/

V.   COMPASS PRODUCTS
     CAP. APPRECIATION VAR. ACCT. (CAVA)                                            /X/
     GOV'T. SECURITIES VAR. ACCT. (GSVA)                  N/A                       N/A
     GLOBAL GOV'TS. VAR. ACCT. (WGVA)                                               /X/
     HIGH YIELD VARIABLE ACCT. (HYVA)                                               /X/
     MANAGED SECTORS VAR. ACCT. (MSVA)                                              /X/
     MONEY MKT. VARIABLE ACCT.(MMVA)                      /X/
     TOTAL RETURN VARIABLE ACCT. (TRVA)                                             /X/

MFS FUNDS LISTED IN THIS EXHIBIT A         STATE STREET BANK AND TRUST COMPANY


By:                                        By:
   ------------------------------------       ----------------------------------
      Name: Brian T. Hourihan               Name:
      Title:  Assistant Secretary           Title:
              and Assistant Clerk
                                           JPMORGAN CHASE INVESTOR SERVICES CO.
                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                                             EXHIBIT NO. 99.8(e)

                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

                                                    Revised as of April 29, 2005
                                                                       EXHIBIT A

                                      FUNDS

I.   MFS FAMILY OF FUNDS
     MFS SERIES TRUST I:
           MFS Cash Reserve Fund
           MFS Core Equity Fund
           MFS Core Growth Fund
           MFS Japan Equity Fund
           MFS Managed Sectors Fund
           MFS New Discovery Fund
           MFS Research International Fund
           MFS Strategic Growth Fund
           MFS Technology Fund
           MFS Value Fund

     MFS SERIES TRUST II:
           MFS Emerging Growth Fund
           MFS Large Cap Growth Fund

     MFS SERIES TRUST III:
           MFS High Income Fund
           MFS High Yield Opportunities Fund
           MFS Municipal High Income Fund

         MFS SERIES TRUST IV:

           MFS Government Money Market Fund
           MFS Mid Cap Growth Fund
           MFS Money Market Fund
           MFS Municipal Bond Fund

     MFS SERIES TRUST V:
           MFS International New Discovery Fund
           MFS International Strategic Growth Fund
           MFS International Value Fund
           MFS Research Fund
           MFS Total Return Fund

     MFS SERIES TRUST VI:
           MFS Global Equity Fund
           MFS Global Total Return Fund
           MFS Utilities Fund

     MFS SERIES TRUST VII:
           MFS Capital Opportunities Fund

     MFS SERIES TRUST VIII:
           MFS Global Growth Fund
           MFS Strategic Income Fund
           MFS Tax Managed Equity Fund

     MFS SERIES TRUST IX:
           MFS Bond Fund
           MFS Emerging Opportunities Fund
           MFS Inflation-Adjusted Bond Fund
           MFS Intermediate Investment Grade Bond Fund
           MFS Limited Maturity Fund
           MFS Municipal Limited Maturity Fund
           MFS Research Bond Fund
           MFS Research Bond Fund J

     MFS SERIES TRUST X:
           MFS Aggressive Growth Allocation Fund
           MFS Conservative Allocation Fund
           MFS Emerging Markets Debt Fund
           MFS Emerging Markets Equity Fund
           MFS European Equity Fund
           MFS Fundamental Growth Fund
           MFS Floating Rate High Income Fund
           MFS Gemini U.K. Fund
           MFS Global Value Fund
           MFS Government Mortgage Fund
           MFS Growth Allocation Fund
           MFS International Core Equity Fund
           MFS International Diversification Fund
           MFS International Growth Fund
           MFS International Value
           MFS Moderate Allocation Fund
           MFS New Endeavor Fund
           MFS Strategic Value Fund

     MFS MUNICIPAL SERIES TRUST:
           MFS Alabama Municipal Bond Fund
           MFS Arkansas Municipal Bond Fund
           MFS California Municipal Bond Fund
           MFS Florida Municipal Bond Fund
           MFS Georgia Municipal Bond Fund
           MFS Maryland Municipal Bond Fund
           MFS Massachusetts Municipal Bond Fund
           MFS Mississippi Municipal Bond Fund
           MFS New York Municipal Bond Fund
           MFS North Carolina Municipal Bond Fund
           MFS Pennsylvania Municipal Bond Fund
           MFS South Carolina Municipal Bond Fund

           MFS Tennessee Municipal Bond Fund
           MFS Virginia Municipal Bond Fund
           MFS West Virginia Municipal Bond Fund
           MFS Municipal Income Fund

     MFS Growth Opportunities Fund

     MFS Government Securities Fund

     Massachusetts Investors Growth Stock Fund

     MFS Government Limited Maturity Fund

     Massachusetts Investors Trust

II.  MFS CLOSED-END FUNDS

           MFS Charter Income Trust
           MFS Government Markets Income Trust
           MFS Intermediate Income Trust
           MFS Multimarket Income Trust
           MFS Municipal Income Trust
           MFS Special Value Trust

III. MFS INSTITUTIONAL FUNDS
     MFS INSTITUTIONAL TRUST:

           MFS Institutional Emerging Equities Fund
           MFS Institutional International Equity Fund
           MFS Institutional International Research Equity Fund
           MFS Institutional Large Cap Growth Fund
           MFS Institutional Large Cap Value Fund
           MFS Institutional Mid Cap Growth Fund
           MFS Institutional Research Fund

     MFS SERIES TRUST XI:
           MFS Mid Cap Value Fund
           MFS Union Standard Equity Fund

     MFS VARIABLE INSURANCE TRUST:
           MFS Capital Opportunities Series
           MFS Emerging Growth Series
           MFS Global Equity Series
           MFS High Income Series
           MFS Investors Growth Stock Series
           MFS Investors Trust Series
           MFS Mid Cap Growth Series
           MFS Money Market Series
           MFS New Discovery Series
           MFS Research Bond Series
           MFS Research International Series
           MFS Research Series
           MFS Strategic Income Series

           MFS Total Return Series
           MFS Utilities Series
           MFS Value Series

IV.  MFS/SUN LIFE SERIES TRUST
           Bond Series
           Capital Appreciation Series
           Capital Opportunities Series
           Core Equity Series
           Emerging Growth Series
           Emerging Markets Equity Series
           Global Governments Series
           Global Growth Series
           Global Total Return Series
           Government Securities Series
           High Yield Series
           International Growth Series
           International Value Series
           Managed Sectors Series
           Massachusetts Investors Growth Stock Series
           Massachusetts Investors Trust Series
           Mid Cap Growth Series
           Mid Cap Value Series
           Money Market Series
           New Discovery Series
           Research International Series
           Research Series
           Strategic Growth Series
           Strategic Income Series
           Strategic Value Series
           Technology Series
           Total Return Series
           Utilities Series
           Value Series

V.   COMPASS PRODUCTS

           Capital Appreciation Variable Account
           Global Governments Variable Account
           Government Securities Variable Account
           High Yield Variable Account
           Managed Sectors Variable Account
           Money Market Variable Account
           Total Return Variable Account